SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of

                      THE SECURITIES EXCHANGE ACT OF 1934

                       Date of Report: December 3, 1997

                            RALSTON PURINA COMPANY
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            (Exact name of Registrant as specified in its charter)

        MISSOURI               1-4582                    No. 43-0470580
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     (State or Other            (Commission                 (IRS Employer
     Jurisdiction of            File Number)               Identification No.)
     Incorporation

           CHECKERBOARD SQUARE, ST. LOUIS, MISSOURI          63164
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    (Address of Principal Executive Offices)                    (Zip Code)

                                 (314)982-1000
                           ------------------------
             (Registrant's Telephone Number, including area code)

Item  2.  Acquisition  or  Disposition  of  Assets.

     On December 3, 1997, Ralston Purina Company (the "Company") and its indirectly wholly owned subsidiary, Protein Technologies International Holdings, Inc. ("PTIHI"), a Delaware corporation, transferred, through a series of mergers and exchanges, ownership of its international soy protein technologies business ("Soy Protein Products"), as conducted by various subsidiaries of PTIHI throughout the world, to E.I. du Pont de Nemours and Company ("DuPont"), a Delaware corporation. The aggregate consideration received for such transfer was 22,500,000 shares of common stock of DuPont and the assumption of outstanding indebtedness of such operating subsidiaries.


Item  7.  Financial  Statements,  Pro Forma Financial Information and Exhibits

(b) Unaudited Pro Forma Consolidated Financial Statements of the Company at, or for the year ended, September 30, 1997.

                            RALSTON PURINA COMPANY
            UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

The historical consolidated financial statements of the Company reflect the Company's Soy Protein Products segment as a discontinued operation.

The pro forma consolidated statement of earnings for the year ended September 30, 1997 is prepared assuming that the sale of the Soy Protein Products segment had occurred as of October 1, 1996. The pro forma consolidated balance sheet as of September 30, 1997 is prepared assuming that the sale had occurred as of that date. The Company will record a gain on the sale in its first quarter of fiscal 1998, which will differ from the change in equity reflected on the September 30, 1997, Pro Forma Consolidated Balance Sheet.

Pro forma financial statements have been prepared by adjusting the historical statements for the effect of revenues, expenses, assets and liabilities, which have been reflected as discontinued operations in the September 30, 1997 historical financial statements, and the recapitalization which is assumed to have occurred had the sale been effected as of the dates indicated. These pro forma financial statements may not necessarily reflect the consolidated results of operations or financial position that would have existed had the sale occurred on the dates indicated.




                                           RALSTON PURINA COMPANY
                                PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
                                        YEAR ENDED SEPTEMBER 30, 1997
                                 (Dollars in millions except per share data)




                                                                     AS          PRO FORMA
                                                                   REPORTED      ADJUSTMENTS          PRO FORMA




Net Sales                                                           $4,486.8                       $4,486.8

Costs and Expenses
    Cost of products sold                                            2,281.9                        2,281.9
    Selling, general and administrative                                918.6                          918.6
    Advertising and promotion                                          646.6                          646.6
    Interest                                                           174.3        (6.3)(a)          168.0
    Provisions for restructuring                                       111.4                          111.4
    Gain on sale of IBC stock                                          (23.2)                         (23.2)
    Other income/expense, net                                           (7.7)     (27.0)(b)           (34.7)
                                                                    ---------  ---------             -------
                                                                     4,101.9      (33.3)            4,068.6
Earnings from Continuing Operations before Income Taxes,
    Equity Earnings and Extraordinary Item                             384.9       33.3               418.2
Income Taxes                                                           (70.0)      (5.3)(c)           (75.3)
                                                                    ---------  ---------             -------
Earnings from Continuing Operations before Equity Earnings
    and Extraordinary Item                                             314.9       28.0               342.9
Equity Earnings, Net of Taxes                                           34.0                           34.0
                                                                    ---------  ---------            -------
Earnings from Continuing Operations before Extraordinary Item       $  348.9(d)  $ 28.0              $376.9
                                                                    =========    =========           =======

Earnings Per Share from Continuing Operations
  Primary                                                           $   3.29                      $   3.56
  Fully Diluted                                                     $   3.13                      $   3.38

Average Shares Outstanding Used for Earnings Per Share Computation
  Primary                                                              102.1                        102.1
  Fully Diluted                                                        110.6                        110.6




(a) To reflect reduction of interest expense at an average rate of 5.5% assuming debt repayment of $115 by the Company from cash proceeds.
(b)    To  reflect  dividend  income  on  22.5 million shares of DuPont stock.
(c)    To  reflect  the  tax  effect  of  the  above  pro  forma  adjustments.
(d) In fiscal 1997, earnings from continuing operations before unusual items were $335.4, or $3.16 and $3.01 per primary and fully diluted share, respectively.



RALSTON  PURINA  COMPANY

                                 PRO FORMA CONSOLIDATED BALANCE SHEET
                                          SEPTEMBER 30, 1997
                             (Dollars in millions except per share data)




                                                     AS                PRO FORMA
                                                     REPORTED          ADJUSTMENTS          PRO FORMA
                                                     --------          -----------          ---------




ASSETS

Current Assets
  Cash and cash equivalents                          $  109.1                               $  109.1
  Receivables, less allowance for doubtful accounts     675.2                                  675.2
  Inventories                                           604.8                                  604.8
  Other current assets                                  116.4                                  116.4
                                                     ---------                              ---------
      Total Current Assets                            1,505.5            -                   1,505.5
Investments and Other Assets                          1,530.3         1,383.7(a)             2,914.0
Investment in Discontinued Operations                   592.3          (348.3)(b)              244.0
Property at Cost                                      2,160.6                                2,160.6
  Accumulated depreciation                            1,046.9                                1,046.9
                                                     ---------                             ---------
    Net Property                                      1,113.7              -                 1,113.7
      Total                                          $4,741.8         $1,035.4             $ 5,777.2
                                                     =========        =========            =========

LIABILITIES AND SHAREHOLDERS EQUITY
Current Liabilities
  Current maturities of long-term debt                $ 106.2                               $  106.2
  Notes payable                                         340.3           (115.0)(c)             225.3
  Accounts payable and accrued liabilities              769.3                                  769.3
                                                     ---------                             ---------
      Total Current Liabilities                       1,215.8           (115.0)              1,100.8
Long-term Debt                                        1,860.4                                1,860.4
Deferred Income Taxes                                     -              420.0(d)              420.0
Other Liabilities                                       507.4                                  507.4
Redeemable Preferred Stock                              304.9                                  304.9
Unearned ESOP Compensation                              (63.8)                                 (63.8)
Shareholders Equity                                     917.1            730.4               1,647.5
                                                     ---------         ---------            ---------
      Total                                          $4,741.8         $1,035.4             $ 5,777.2
                                                     =========         =========            =========




(a)  To  record the Company's 22.5 million share investment in DuPont.
(b) To eliminate the Company's investment in the Discontinued Operations of the Soy Protein Products segment.
(c)  To  reflect  assumption  of debt and expenses related to the transaction.
(d)  To  reflect  deferred  taxes  as  a  result  of  the  transaction.

(c)  Exhibits.


     2. Agreement and Plan of Merger and Exchange by and among E.I du Pont de Nemours and Company, Ralston Purina Company, Protein Technologies International Holdings, Inc. and the other parties named therein, dated as of December 2, 1997, is hereby incorporated by reference to the Registrant's Form 10-K for the fiscal year ended September 30, 1997.

SIGNATURES:

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         RALSTON  PURINA  COMPANY

                         By:  James  R.  Elsesser
                         ---------------------------
                                James  R.  Elsesser
                                Vice  President  and
                                 Chief  Financial  Officer

Dated:  December  18,  1997